FIFTEENTH AMENDMENT DATED OCTOBER 14, 2002

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of Risk Managed Large Cap Growth Portfolio, Risk Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio as series of Janus Aspen Series ("JAS", to reflect the previous liquidation of High-Yield Portfolio as a series of JAS and to change the name of Global Value Portfolio to International Value
Portfolio:

                                   SCHEDULE A

         Series of the Trust                               Available Classes

         Aggressive Growth Portfolio                       Institutional Shares
                                                           Service Shares

         Balanced Portfolio                                Institutional Shares
                                                           Service Shares

         Capital Appreciation Portfolio                    Institutional Shares
                                                           Service Shares

         Core Equity Portfolio                             Institutional Shares
                                                           Service Shares

         Flexible Income Portfolio                         Institutional Shares
                                                           Service Shares

         Global Life Sciences Portfolio                    Institutional Shares
                                                           Service Shares

         Global Technology Portfolio                       Institutional Shares
                                                           Service Shares
                                                           Service II Shares

         Growth Portfolio                                  Institutional Shares
                                                           Service Shares

         Growth and Income Portfolio                       Institutional Shares
                                                           Service Shares

         International Growth Portfolio                    Institutional Shares
                                                           Service Shares
                                                           Service II Shares

         International Value Portfolio                     Service Shares

         Mid Cap Value Portfolio                           Service Shares

         Money Market Portfolio                            Institutional Shares
                                                           Service Shares

         Small Cap Value Portfolio                         Service Shares

         Strategic Value Portfolio                         Institutional Shares
                                                           Service Shares

         Risk Managed Large Cap Core Portfolio             Service Shares

         Risk Managed Large Cap Growth Portfolio           Service Shares

         Worldwide Growth Portfolio                        Institutional Shares
                                                           Service Shares
                                                           Service II Shares


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